EXHIBIT 32.02

Section 1350 Certification

In connection with this annual report of ML Select Futures I L.P. (the “Company”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Barbra E. Kocsis, Chief Financial Officer of Merrill Lynch Alternative Investments LLC, the general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2016

By	/s/ Barbra E. Kocsis
Barbra E. Kocsis
Chief Financial Officer
(Principal Financial Officer)